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                                                                   Exhibit 99.12

                                                                       EXECUTION

                        FLOW INTERIM SERVICING AGREEMENT

                                     between

          LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC.,
                                    Purchaser

                                       and

                            SUNTRUST MORTGAGE, INC.,
                                     Seller

                            Dated as of May 18, 2006

              FIXED AND ADJUSTABLE RATE RESIDENTIAL MORTGAGE LOANS

                               Group No. 2006-FLOW

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                        FLOW INTERIM SERVICING AGREEMENT

          This Flow Interim Servicing Agreement (the "Agreement") is entered into as of the 18th day of May, 2006, by and between SUNTRUST MORTGAGE, INC. (the "Seller"), a Virginia corporation and LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation bank (the "Purchaser").

          WHEREAS, the Purchaser and Seller entered into a Flow Mortgage Loan Purchase and Warranties Agreement dated as of the date hereof (the "Purchase Agreement") pursuant to which the Purchaser shall purchase from time to time from the Seller certain conventional, residential, fixed and adjustable rate first and second lien mortgage loans, and certain fixed and adjustable rate, residential first and second lien mortgage loans that are insured or guaranteed by the FHA or VA (the "Mortgage Loans") delivered as whole loans servicing released; and

          WHEREAS, the Purchaser desires to have the Seller service each Mortgage Loan Package (as defined in the Purchase Agreement) during the period between the related Closing Date and the related Transfer Date (each such period, an "Interim Period"), the Seller desires to service and administer the Mortgage Loans on behalf of the Purchaser during the Interim Period, and the parties desire to provide the terms and conditions of such interim servicing by the Seller.

          NOW, THEREFORE, in consideration of the mutual covenants made herein and for other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01 Definitions. All capitalized terms not otherwise defined herein have the respective meanings set forth in the Purchase Agreement. The following terms are defined as follows (except as otherwise agreed by the parties).

          Accepted Servicing Practices: With respect to any Mortgage Loan, (x) the mortgage loan servicing standards and procedures prescribed by (1) Fannie Mae or Freddie Mac, as set forth in the Fannie Mae Selling and Servicing Guides, with respect to the Conventional Mortgage Loans, and (2) FHA, with respect to any FHA Mortgage Loan, or VA, with respect to any VA Mortgage Loan, as set forth in the applicable FHA Regulations or VA Regulations, and in either case, in the directives or applicable publications of such agency, as such may be amended or supplemented from time to time, or (y) with respect to matters or circumstances as to which no such standard or procedure applies, those customary mortgage servicing practices of prudent mortgage lending institutions that service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

          Agreement: This agreement between the Purchaser and the Seller for the interim servicing and administration of the Mortgage Loans.

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          Commission: The United States Securities and Exchange Commission.

          Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

          Custodial Account: The separate account or accounts created and maintained pursuant to Section 2.04.

          Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Remittance Date in each month:

          (a) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; and

          (b) federal funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated "P-1" by Moody's Investors Service, Inc. and the long-term debt obligations of such holding company) are rated "P-1" by Moody's Investors Service, Inc. and the long-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the long-term debt obligations of such holding company) are rated at least "Aa" by Moody's Investors Service, Inc.

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

          Escrow Account: The separate account or accounts created and maintained pursuant to Section 2.06.

          Escrow Payment: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.


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          Event of Default: Any one of the conditions or circumstances enumerated in Section 11.01.

          Exchange Act. The Securities Exchange Act of 1934, as amended.

          Fidelity Bond: A fidelity bond to be maintained by the Seller pursuant to Section 2.13.

          Fannie Mae Guides: The Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto.

          Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

          Interim Period: With respect to each Mortgage Loan Package, the period between the related Closing Date and the related Transfer Date.

          Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

          Master Servicer: Shall have the meaning set forth in Section 12.10.

          Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as described in Section 2.12.

          Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the Mortgage Interest Rate minus the Servicing Fee.

          Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal.

          Purchase Agreement: The Flow Mortgage Loan Purchase and Warranties Agreement between the Purchaser and the Seller related to the purchase of the Mortgage Loans dated as of May 18, 2006.

          Qualified Depository: A depository the accounts of which are insured by the FDIC through the BIF or the SAIF and the debt obligations of which are rated AA or better by Standard & Poor's, A Division of The McGraw Hill Companies.

          Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation
AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.


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          Regulation AB Compliance Addendum: The compliance addendum attached hereto as Exhibit 7.

          Remittance Date: The 5th day (or if such 5th day is not a Business Day, the first Business Day immediately preceding) of any month.

          REO Disposition: The final sale by the Seller of any REO Property.

          REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 2.17.

          REO Property: A Mortgaged Property acquired by the Seller on behalf of the Purchaser through foreclosure or by deed in lieu of foreclosure, as described in Section 2.17.

          SAIF: The Savings Association Insurance Fund, or any successor thereto.

          Securities Act: The Securities Act of 1933, as amended.

          Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

          Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Seller of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage and (d) compliance with the obligations under Section 2.08.

          Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time; provided, for the avoidance of doubt, that such "servicing criteria" will be with respect to those criteria applicable to the Seller.

          Servicing Fee: With respect to each Mortgage Loan, an amount equal to $7.00 per month (unless otherwise set forth in the related Purchase Price and Terms Agreement). Such fee shall be payable monthly and shall be pro rated for any portion of a month during which the Mortgage Loan is serviced pursuant to this Agreement. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 2.05) of such Monthly Payment collected by the Seller, or as otherwise provided under Section 2.05.


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          Servicing File: With respect to each Mortgage Loan, the file retained by the Seller consisting of originals of all documents in the Mortgage File which are not delivered to the Purchaser and copies of the Mortgage Loan Documents listed on Exhibit B to the Purchase Agreement.

          Servicing Officer: Any officer of the Seller involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Seller to the Purchaser upon request, as such list may from time to time be amended.

                                   ARTICLE II

                                    SERVICING

     Section 2.01 Seller to Act as Servicer. The Seller, as an independent contractor, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Seller may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

          Consistent with the terms of this Agreement, the Seller may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Seller's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Seller has obtained the prior written consent of the Purchaser, the Seller shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Seller shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 2.04, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Seller shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 2.05. Without limiting the generality of the foregoing, the Seller shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Seller, the Purchaser shall furnish the Seller with any powers of attorney and other documents necessary or appropriate to enable the Seller to carry out its servicing and administrative duties under this Agreement.

          In servicing and administering the Mortgage Loans, the Seller shall employ procedures (including collection procedures) and exercise the same care that it customarily


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employs and exercises in servicing and administering similar mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Purchaser's reliance on the Seller.

     Section 2.02 Liquidation of Mortgage Loans. In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 2.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Seller shall take such action as (a) the Seller would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (b) shall be consistent with Accepted Servicing Practices and (c) the Seller shall determine prudently to be in the best interest of Purchaser. In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 2.01 and remains delinquent for a period of 90 days or any other default continues for a period of 90 days beyond the expiration of any grace or cure period, the Seller shall commence foreclosure proceedings, provided that, prior to commencing foreclosure proceedings, the Seller shall notify the Purchaser in writing of the Seller's intention to do so, and the Seller shall not commence foreclosure proceedings if the Purchaser objects to such action within 10 Business Days of receiving such notice. In such connection, the Seller shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Seller shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Purchaser after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 2.05) or through FHA/VA Claim Proceeds or Insurance Proceeds (respecting which it shall have similar priority).

     Section 2.03 Collection of Mortgage Loan Payments. Continuously from the date hereof until the Transfer Date the Seller shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

     Section 2.04 Establishment of and Deposits to Custodial Account. The Seller shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "SunTrust Mortgage, Inc. in trust for Lehman Capital, A Division of Lehman Brothers Holdings Inc., Residential Adjustable Rate Mortgage Loans, Group No. 2006-FLOW". The Custodial Account shall be established with a Qualified Depository acceptable to the Purchaser. Any funds deposited in the Custodial Account shall at all times be fully insured to the full extent permitted under applicable law. Funds deposited in the Custodial Account may be drawn on by the Seller in accordance with Section 2.05. The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit 1 hereto, in the case of an account established with the Seller, or by a letter


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agreement in the form of Exhibit 2 hereto, in the case of an account held by a depository other than the Seller. A copy of such certification or letter agreement shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

          The Seller shall deposit in the Custodial Account on a daily basis, and retain therein, the following collections received by the Seller after the Cut-off Date:

               (i) all payments on account of principal on the Mortgage Loans;

               (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

               (iii) all Liquidation Proceeds and FHA/VA Claim Proceeds;

               (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 2.11 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 2.15),
     Section 2.12 and Section 2.16;

               (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 2.15;

               (vi) any amount required to be deposited in the Custodial Account pursuant to Section 2.01, 2.10, 2.17, 4.01 or 4.02;

               (vii) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Section 8 of the Purchase Agreement; and

               (viii) any amounts required to be deposited by the Seller pursuant to Section 2.11 in connection with the deductible clause in any blanket hazard insurance policy.

          The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 4.01, need not be deposited by the Seller into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Seller and the Seller shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 2.05.

     Section 2.05 Permitted Withdrawals From Custodial Account. The Seller shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

               (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 3.01;


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               (ii) to reimburse itself for unreimbursed Servicing Advances, any unpaid Servicing Fees and for unreimbursed advances of Seller funds made pursuant to Section 2.17, the Seller's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, FHA/VA Claim Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Seller from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Seller's right thereto shall be prior to the rights of the Purchaser except that, where the Seller is required to repurchase a Mortgage Loan pursuant to Section 8 of the Purchase Agreement or Section 4.02 of this Agreement, the Seller's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

               (iii) to pay itself interest on funds deposited in the Custodial Account;

               (iv) to reimburse itself for expenses incurred and reimbursable to it pursuant to Section 4.03;

               (v) to clear and terminate the Custodial Account upon the termination of this Agreement; and

               (vi) to withdraw funds deposited in error.

          In the event that the Custodial Account is interest bearing, on each Remittance Date, the Seller shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 3.01, the Seller is not obligated to remit on such Remittance Date. The Seller may use such withdrawn funds only for the purposes described in this Section 2.05.

     Section 2.06 Establishment of and Deposits to Escrow Account. The Seller shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, "SunTrust Mortgage, Inc., in trust for Lehman Capital, A Division of Lehman Brothers Holdings Inc., Residential Fixed and Adjustable Rate Mortgage Loans, Group No. 2006-FLOW, and various Mortgagors". The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Funds deposited in the Escrow Account may be drawn on by the Seller in accordance with Section 2.07. The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit 3 hereto, in the case of an account established with the Seller, or by a letter agreement in the form of
Exhibit 4 hereto, in the case of an account held by a depository other than the Seller. A copy of such certification shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

          The Seller shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:


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               (i) all Escrow Payments collected on account of the Mortgage
     Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

               (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

          The Seller shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 2.07. The Seller shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Seller shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

     Section 2.07 Permitted Withdrawals From Escrow Account. Withdrawals from the Escrow Account or Accounts may be made by the Seller only:

               (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

               (ii) to reimburse the Seller for any Servicing Advance made by the Seller pursuant to Section 2.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

               (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

               (iv) for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

               (v) for application to restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 2.15;

               (vi) to pay to the Seller, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

               (vii) for transfer to the Custodial Account of fire and hazard insurance proceeds and Escrow Payments with respect to any Mortgage Loan as to which FHA or VA, as applicable, has directed that such funds be applied as a credit against the proceeds of the applicable FHA Insurance or VA Guaranty;

               (viii) to clear and terminate the Escrow Account on the termination of this Agreement; and


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               (ix) to withdraw funds deposited in error.

     Section 2.08 Payment of Taxes, Insurance and Other Charges. With respect to each Mortgage Loan, the Seller shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Seller in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Seller shall determine that any such payments are made by the Mortgagor at the time they first become due. The Seller assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and the Seller shall make advances from its own funds to effect such payments.

     Section 2.09 Reserved.

     Section 2.10 Protection of Accounts. The Seller may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. Such transfer shall be made only upon obtaining the consent of the Purchaser, which consent shall not be withheld unreasonably.

          The Seller shall bear any expenses, losses or damages sustained by the Purchaser because the Custodial Account and/or the Escrow Account are not demand deposit accounts.

          Amounts on deposit in the Custodial Account and the Escrow Account may at the option of the Seller be invested in Eligible Investments; provided that in the event that amounts on deposit in the Custodial Account or the Escrow Account exceed the amount fully insured by the FDIC (the "Insured Amount") the Seller shall be obligated to invest the excess amount over the Insured Amount in Eligible Investments on the same Business Day as such excess amount becomes present in the Custodial Account or the Escrow Account. Any such Eligible Investment shall mature no later than the Determination Date next following the date of such Eligible Investment, provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Seller) that maintains the Custodial Account or the Escrow Account, then such Eligible Investment may mature on such Remittance Date. Any such Eligible Investment shall be made in the name of the Seller in trust for the benefit of the Purchaser. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Seller and may be withdrawn at any time by the Seller. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account, by the Seller out of its own funds immediately as realized.

     Section 2.11 Maintenance of Hazard Insurance. The Seller shall cause to be maintained for each Mortgage Loan, hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer rated A:VI or better in the current Best's Key Rating Guide ("Best's") against loss by fire, hazards of extended coverage


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and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (a) the maximum insurable value of the improvements securing such Mortgage Loan and (b) the greater of (i) the outstanding principal balance of the Mortgage Loan and
(ii) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

          If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier rated A:VI or better in Best's in an amount representing coverage equal to the lesser of (a) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (b) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Seller determines in accordance with applicable law and pursuant to the Fannie Mae Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Seller shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Seller shall immediately force place the required flood insurance on the Mortgagor's behalf.

          If a Mortgage is secured by a unit in a condominium project, the Seller shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae requirements, and secure from the owner's association its agreement to notify the Seller promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

          The Seller shall cause to be maintained on each Mortgaged Property earthquake or such other or additional insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any private mortgage guaranty insurer, or as may be required to conform with Accepted Servicing Practices.

          In the event that the Purchaser or the Seller shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Seller shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the desirability of protection of the Mortgaged Property.

          All policies required hereunder shall name the Seller as loss payee and shall be endorsed with standard or New York mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

          With respect to the Government Mortgage Loans, the Seller shall only accept any such insurance policies from insurance companies that satisfy the requirements of FHA or VA, as applicable, and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Seller shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address. The Seller shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

          The Seller shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Seller shall not accept any such insurance policies from insurance companies unless such companies are rated A:VI or better in Best's and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Seller shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address. The Seller shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

          Pursuant to Section 2.04, any amounts collected by the Seller under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Seller's normal servicing procedures as specified in Section 2.15) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 2.05.

     Section 2.12 Maintenance of Mortgage Impairment Insurance. In the event that the Seller shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 2.11 and otherwise complies with all other requirements of Section 2.11, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 2.11. Any amounts collected by the Seller under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 2.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 2.11, and there shall have been a loss which would have been covered by such policy, the Seller shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Seller's funds, without reimbursement therefor. Upon request of the Purchaser, the Seller shall cause to be delivered to the Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Purchaser.

     Section 2.13 Maintenance of Fidelity Bond and Errors and Omissions Insurance. The Seller shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Seller Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Seller against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Seller Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Seller against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 2.13 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Seller from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Guides or by Freddie Mac in the Freddie Mac Sellers' & Servicers' Guide. Upon the request of the Purchaser, the Seller shall cause to be delivered to the Purchaser a certified true copy of such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Purchaser.

     Section 2.14 Inspections. The Seller shall inspect the Mortgaged Property as often as deemed necessary by the Seller, or as may be required by the FHA or VA, as applicable, to assure itself that the value of the Mortgaged Property is being preserved. In addition, if any Mortgage Loan is more than 60 days delinquent, the Seller immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices. The Seller shall keep a written report of each such inspection.

     Section 2.15 Restoration of Mortgaged Property. The Seller need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, the Seller shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

               (i) the Seller shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

               (ii) the Seller shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

               (iii) the Seller shall verify that the Mortgage Loan is not in default; and

               (iv) pending repairs or restoration, the Seller shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

          If the Purchaser is named as an additional loss payee, the Seller is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

     Section 2.16 Maintenance of FHA Insurance and VA Guaranty. With respect to FHA Mortgage Loans, and VA Mortgage Loans, the Seller shall maintain and keep the FHA Insurance and the VA Guaranty, respectively, in full force and effect throughout the term of this Agreement and discharge its obligations arising out of FHA Insurance and the VA Guaranty. The Seller hereby agrees that it shall be liable to the Purchaser for any reasonable and actual loss, liability or expense incurred by the Purchaser by reason of any FHA Insurance or VA Guaranty, or the amount of coverage, reimbursement or claim thereunder, being voided, reduced, released or adversely affected by reason of the negligence or willful misconduct of the Seller. The Seller will service and administer the Mortgage Loans in accordance with the obligations of mortgagees under the Act and the applicable FHA Regulations and under the Readjustment Act and applicable VA Regulations and will discharge all obligations of the mortgagee under each Mortgage Loan, including paying all FHA and VA insurance premiums, fees or charges, as required, and, subject to the right to assign the Mortgage Loan to the FHA or VA, as the case may be, will take all action reasonably necessary to preserve the lien of such Mortgage, including the defense of actions to challenge or foreclose such lien.

          In connection with its activities as servicer, the Seller agrees to prepare and present, on behalf of itself and the Purchaser, claims to the FHA under FHA Insurance and the VA under VA Guaranties in a timely fashion in accordance with the terms of the Mortgage Loan Requirements so as to maximize the related FHA/VA Claim Proceeds without curtailment thereof and, in this regard, to take such action as shall be necessary to permit recovery under any FHA Insurance or VA Guaranty respecting a defaulted Mortgage Loan. Pursuant to
Section 2.04 any FHA/VA Claim Proceeds collected by the Seller shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 2.05.

     Section 2.17 Title, Management and Disposition of REO Property. In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, and subject to the requirements of FHA and VA, as applicable, with respect to the Government Mortgage Loans, the deed or certificate of sale shall be taken in the name of the Purchaser, or in the event the Purchaser is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Seller from any attorney duly licensed to practice law in the state where the REO Property is located, and with respect to the Government Mortgage Loans shall be consistent with the applicable requirements of FHA or VA, as the case may be. The Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the Purchaser.

          The Seller shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale. The Seller, either itself or through an agent selected by the Seller, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Seller shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Seller deems to be in the best interest of the Purchaser.

          With respect to any defaulted VA Mortgage Loan as to which the VA has provided a VA No-Bid Notice, the Seller shall have the right, at its option exercised in accordance with Accepted Servicing Practices and for the purpose of maximizing the sum of the expected Liquidation Proceeds and FHA/VA Claim Proceeds related to the Mortgage Loan, to either (i) accept the VA No-Bid and dispose of the related REO Property as set forth herein or (ii) effect a VA Buydown; provided, that if the Seller desires to accept the VA No-Bid it shall provide the Purchaser with not less than two (2) Business Days' notice of such election and if the Purchaser objects to such election within such two day period, the Seller shall not elect the VA No-Bid but shall proceed as set forth in clause (ii) above.

          If the Seller accepts a VA No-Bid, the Seller shall dispose of the related REO Property as soon as possible at such price, and upon such terms and conditions, as the Seller reasonably believes to be in the best interest of the Purchaser. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practicable after receipt of the proceeds of sale and receipt of the proceeds of FHA/VA Claim Proceeds with respect to such Mortgage Loan, the expenses of such sale shall be paid and the Seller shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed Monthly Advances, and on the Remittance Date immediately following the Prepayment Period in which the sale proceeds are received the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser.

          The Seller shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless the Seller determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, (a) the Seller shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (b) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Seller as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Seller and Purchaser shall be entered into with respect to such purchase money mortgage.

          The Seller shall also maintain on each REO Property fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

          The disposition of REO Property shall be carried out by the Seller at such price, and upon such terms and conditions, as the Seller deems to be in the best interests of the Purchaser. The proceeds of sale of the REO Property shall be promptly deposited in the

Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Seller shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed advances made pursuant to this Section, and on the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser.

          With respect to each REO Property, the Seller shall hold all funds collected and received in connection with the operation of the REO Property in the Custodial Account. The Seller shall cause to be deposited on a daily basis upon the receipt thereof in each Custodial Account all revenues received with respect to the conservation and disposition of the related REO Property.

     Section 2.18 Permitted Withdrawals with respect to REO Property. The Seller shall withdraw REO funds on deposit in the Custodial Account with respect to each related REO Property necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 2.11 and the fees of any managing agent acting on behalf of the Seller. The Seller shall make monthly distributions on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in Section 2.17 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

     Section 2.19 Real Estate Owned Reports. Together with the statement furnished pursuant to Section 2.20, the Seller shall furnish to the Purchaser on or before the 15th day of each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Seller's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Purchaser shall reasonably request.

     Section 2.20 Liquidation Reports. Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Seller shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.

     Section 2.21 Notification of Adjustments. With respect to each adjustable rate Mortgage Loan, the Seller shall adjust the Mortgage Interest Rate on the related Interest Rate Adjustment Date in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Seller shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate adjustments. The Seller shall promptly, upon written request therefor, deliver to the Purchaser such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Seller or the receipt of notice from the Purchaser that the Seller has failed to adjust a Mortgage Interest Rate in accordance with the terms of the related Mortgage Note, the Seller shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused the Purchaser thereby.

     Section 2.22 Reports of Foreclosures and Abandonments of Mortgaged Property. Following the foreclosure sale or abandonment of any Mortgaged Property, the Seller shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.

     Section 2.23 Waiver of Prepayment Charges. Except as set forth below, the Seller or any designee of the Seller shall not waive any prepayment charge with respect to any Mortgage Loan. If the Seller or its designee fails to collect a prepayment charge at the time of the related prepayment of any Mortgage Loan subject to such prepayment charge, the Seller shall pay to the Custodial Account an amount equal to the amount of the prepayment charge not collected. Notwithstanding the above, the Seller or its designee may waive a prepayment charge without paying to the Custodial Account the amount of such prepayment charge only if the related prepayment is not the result of a refinancing by the Seller or its designee and such waiver (a) relates to a defaulted Mortgage Loan or a reasonably foreseeable default, such waiver is standard and customary in servicing similar mortgage loans to the Mortgage Loans, and such waiver, in the reasonable judgment of the Seller, would maximize recovery of total proceeds from the Mortgage Loan, taking into account the amount of such prepayment charge and the related Mortgage Loan, or (b) relates to a prepayment charge the collection of which, in the reasonable judgment of the Seller, would be a violation of applicable laws.

     Section 2.24 Safeguarding Customer Information.

          The Seller has implemented and will maintain security measures designed to meet the objectives of the Securities and Exchange Commission's Regulation S-P published in final form at 17 C.F.R. 248, and the rules promulgated thereunder, as amended from time to time.

          The Seller shall promptly provide the Owner information regarding such security measures upon the reasonable request of the Owner or its designee (including any Master Seller of the Mortgage Loans) which information shall include, but not be limited to, any Statement on Auditing Standards (SAS) No. 70 report covering the Seller's operations, and any other audit reports, summaries of test results or equivalent measures taken by the Seller with respect to its security measures.

                                  ARTICLE III

                              PAYMENTS TO PURCHASER

     Section 3.01 Remittances. On each Remittance Date the Seller shall remit by wire transfer of immediately available funds to the Purchaser (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 2.05), plus (b) all amounts, if any, which the Seller is obligated to distribute pursuant to Section 2.03.

          With respect to any remittance received by the Purchaser after the second Business Day following the Business Day on which such payment was due, the Seller shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the

Custodial Account by the Seller on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Seller of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Seller.

     Section 3.02 Statements to Purchaser. Not later than the third Business Day or the fifth calendar day of each month, the Seller shall furnish to the Purchaser a Monthly Remittance Advice, with a trial balance report attached thereto, in the form of Exhibit 5 annexed hereto and a Standard Layout for Defaulted Loan Report in the form of Exhibit 6 annexed hereto in hard copy and electronic medium mutually acceptable to the parties as to the preceding remittance and the period ending on the last day of the preceding month.

          In addition, not more than 60 days after the end of each calendar year, the Seller shall furnish to each Person who was a Purchaser at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.

          Such obligation of the Seller shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Seller pursuant to any requirements of the Internal Revenue Code as from time to time are in force.

          The Seller shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to the Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Seller shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return as the Purchaser may reasonably request from time to time.

     Section 3.03 Principal and Interest Advances by Seller. The Seller shall have no obligation to advance any amounts constituting delinquent principal and interest payments.

     Section 3.04 Credit Reporting. For each Mortgage Loan, the Servicer shall accurately and fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to each of the following credit repositories: Equifax Credit Information Services, Inc., Trans Union, LLC and Experian Information Solution, Inc., on a monthly basis.

                                   ARTICLE IV

                          GENERAL SERVICING PROCEDURES

     Section 4.01 Transfers of Mortgaged Property. The Seller shall use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Seller shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Seller shall not exercise such rights if prohibited by law from doing so.

          If the Seller reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Seller shall enter into (a) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (b) in the event the Seller is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Seller has the prior consent of the primary mortgage guaranty insurer, or, with respect to the Government Mortgage Loans, the FHA or VA, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. If an assumption fee is collected by the Seller for entering into an assumption agreement, a portion of such fee, up to an amount equal to one-half of one percent (0.5%) of the outstanding principal balance of the related Mortgage Loan, will be retained by the Seller as additional servicing compensation, and any portion thereof in excess of one-half of one percent (0.5%) shall be deposited in the Custodial Account for the benefit of the Purchaser. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan nor the outstanding principal amount of the Mortgage Loan shall be changed.

          To the extent that any Mortgage Loan is assumable, the Seller shall inquire diligently into the creditworthiness of the proposed transferee, and (i) with respect to the Government Mortgage Loans, shall use the underwriting criteria for approving the credit of the proposed transferee which are used by FHA or VA, as applicable, with respect to underwriting mortgage loans of the same type as the Government Mortgage Loans, and (ii) with respect to the Conventional Mortgage Loans shall use the underwriting criteria for approving the credit of the proposed transferee which are used by Fannie Mae with respect to underwriting mortgage loans of the same type as the Conventional Mortgage Loans. If the credit of the proposed transferee does not meet such underwriting criteria, the Seller diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

     Section 4.02 Satisfaction of Mortgages and Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, or the receipt by the Seller of a notification that payment in full will be escrowed in a manner customary for such purposes, the Seller shall notify the Purchaser in the Monthly Remittance Advice as provided in Section 3.02, and may request the release of any Mortgage Loan Documents from the Purchaser in accordance with this Section 4.02.

          If the Seller satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Seller otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Seller shall repurchase the related Mortgage Loan at the

Repurchase Price by deposit thereof in the Custodial Account within 2 Business Days of receipt of such demand by the Purchaser. The Seller shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in
Section 2.13 insuring the Seller against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

     Section 4.03 Servicing Compensation. As consideration for servicing the Mortgage Loans during the period from the related Closing Date up to but not including the related Transfer Date, the Seller shall retain a Servicing Fee with respect to each Mortgage Loan in the amount of $7.00 per month (unless otherwise set forth in the related Purchase Price and Terms Agreement), which amount shall be prorated for any portion of a month during which the Mortgage Loan is serviced by the Seller pursuant to this Agreement. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 2.02), of such Monthly Payment collected by the Seller, or as otherwise provided under
Section 2.03.

          Additional servicing compensation in the form of assumption fees, to the extent provided in Section 4.01, and late payment charges shall be retained by the Seller to the extent not required to be deposited in the Custodial Account. The Seller shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

     Section 4.04 Annual Statement as to Compliance. The Seller shall deliver to the Purchaser, on or before February 28th each year beginning February 28, 2007, and on the Transfer Date an Officer's Certificate, stating that (a) a review of the activities of the Seller during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision, and (b) the Seller has complied fully with the provisions of Article II and
Article IV, and (c) to the best of such officer's knowledge, based on such review, the Seller has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Seller to cure such default.

     Section 4.05 Report on Assessment of Compliance and Attestation. On or before March 15th of each year beginning in March, 2007, the Seller, at its expense, shall:

          (A) deliver to the Owner a report regarding the Seller's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Owner and signed by an authorized officer of the Seller, and shall address each of the Servicing Criteria specified on Exhibit 8 hereto; and

          (B) deliver to the Owner a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by the Owner and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

     Section 4.06 Right to Examine Seller Records. The Purchaser shall have the right to examine and audit any and all of the books, records, or other information of the Seller, whether held by the Seller or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice.

                                    ARTICLE V

                               SELLER TO COOPERATE

     Section 5.01 Provision of Information. During the term of this Agreement, the Seller shall furnish to the Purchaser such periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Purchaser or the purposes of this Agreement. All such reports or information shall be provided by and in accordance with all reasonable instructions and directions which the Purchaser may give.

          The Seller shall execute and deliver all such instruments and take all such action as the Purchaser may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

     Section 5.02 Financial Statements; Servicing Facilities. In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective Purchaser a Consolidated Statement of Operations of the Seller for the most recently completed five fiscal years for which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by such Consolidated Statement of Operations. The Seller also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Seller (and are available upon request to members or stockholders of the Seller or to the public at large). If it has not already done so, the Seller shall furnish promptly to the Purchaser copies of the statement specified above.

          The Seller shall make available to the Purchaser or any prospective Purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Seller or the financial statements of the Seller, and to permit any prospective Purchaser to inspect the Seller's servicing facilities for the purpose of satisfying such prospective Purchaser that the Seller has the ability to service the Mortgage Loans as provided in this Agreement.

     Section 5.03 Reconstitution. In the event that the Owner sells certain Mortgage Loans into Securitization Transactions prior to the related Transfer Date, the Seller agrees to comply with the provisions of the Regulation AB Compliance Addendum (notwithstanding any provisions in this Agreement to the contrary) attached hereto as Exhibit 7.

                                   ARTICLE VI

                                   TERMINATION

     Section 6.01 Termination Upon Transfer of Servicing; Termination
Procedures.

          This Agreement shall terminate with respect to the Mortgage Loans included in each Mortgage Loan Package or portion thereof transferred on the related Transfer Date.

          The Purchaser may elect to terminate this Agreement and transfer the servicing from the Seller prior to the related Transfer Date with respect to all or any portion of the Mortgage Loans by providing written notice to the Seller at least five (5) Business Days prior to the date on which it intends to transfer the servicing of its intent to transfer the servicing from the Seller. On or before the date specified by the Purchaser in accordance with this Section
6.01 for the transfer of servicing from the Seller, the Seller shall prepare, execute and deliver to the successor entity designated by the Purchaser any and all documents and other instruments, place in such successor's possession all Mortgage Loan Documents necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Seller's sole expense. The Seller shall cooperate with the Purchaser and such successor in effecting the termination of the Seller's responsibilities and rights hereunder.

          On the related Transfer Date, the Seller shall comply with all of the provisions of Section 5 of the Purchase Agreement to effect a complete transfer of the Servicing Rights. On the related Transfer Date for each Mortgage Loan, this Agreement, except for Articles VI, VIII, IX and X which shall survive such Transfer Date, shall terminate.

                                   ARTICLE VII

                                BOOKS AND RECORDS

     Section 7.01 Possession of Servicing Files Prior to the Transfer Date. Prior to the Transfer Date, the contents of each Servicing File are and shall be held in trust by the Seller for the benefit of the Purchaser as the owner thereof. The Seller shall maintain in the Servicing File a copy of the contents of each Mortgage File and the originals of the documents in each Mortgage File not delivered to the Purchaser. The possession of the Servicing File by the Seller is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, pursuant to this Agreement, and such retention and possession by the Seller is in its capacity as servicer only and at the election of the Purchaser. The Seller shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Purchaser, unless such release is required as incidental to the Seller's servicing of the Mortgage Loans pursuant to this Agreement, or is in connection with a repurchase of any Mortgage Loan pursuant to Section 8 of the Purchase Agreement.

          The Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser. In particular, the Seller shall maintain in its possession, available for inspection by the Purchaser or its designee, and shall deliver to the Purchaser or its designee upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or Freddie Mac, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae and periodic inspection reports as required by Section 2.14.

          The Seller shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Seller shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Seller shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. The Purchaser may, subject to the terms of this Agreement, sell or transfer one or more of the Mortgage Loans. The Purchaser also shall advise the Seller of the transfer. Upon receipt of notice of the transfer, the Seller shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Purchaser from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

                                  ARTICLE VIII

                         INDEMNIFICATION AND ASSIGNMENT

          (a) Indemnification. The Seller agrees to indemnify and hold the Purchaser harmless from any liability, claim, loss or damage to the Purchaser directly or indirectly resulting from the Seller's failure to observe and perform any or all of Seller's duties, obligations, covenants, agreements, warranties or representations contained in this Agreement or in the Purchase Agreement. The Purchaser agrees to indemnify and hold the Seller harmless from any liability, claim, loss or damage to the Seller directly or indirectly resulting from the Purchaser's failure to observe and perform any or all of Purchaser's duties, obligations, covenants, agreements, warranties or representations contained in this Agreement.

          The Seller immediately shall notify the Purchaser if a claim is made by a third party with respect to the Mortgage Loans or this Agreement.

     Section 8.02 Limitation on Liability of Seller and Others. Neither the Seller nor any of the directors, officers, employees or agents of the Seller shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Seller or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Seller and any director, officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Seller may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Seller shall be entitled to reimbursement from the Purchaser of the reasonable legal expenses and costs of such action.

     Section 8.03 Limitation on Resignation and Assignment by Seller. The Purchaser has entered into this Agreement with the Seller and subsequent Purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Seller, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Seller shall neither assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Purchaser, which consent shall be granted or withheld in the sole discretion of the Purchaser.

          The Seller shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Seller and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Seller. Any such determination permitting the resignation of the Seller shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Seller's responsibilities and obligations hereunder in the manner provided in
Section 6.01.

          Without in any way limiting the generality of this Section 8.03, in the event that the Seller either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Purchaser, then the Purchaser shall have the right to terminate this Agreement upon notice given as set forth in Section 6.01, without any payment of any penalty or damages and without any liability whatsoever to the Seller or any third party.

     Section 8.04 Assignment by Purchaser. The Purchaser shall have the right, without the consent of the Seller, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder. Upon such assignment of rights and assumption of obligations, the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans and the Purchaser as assignor shall be released from all obligations hereunder with respect to such Mortgage Loans from and after the date of such assignment and assumption. All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee.

                                   ARTICLE IX

             REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER

          The Purchaser warrants and represents to, and covenants and agrees with, the Seller as follows:

     Section 9.01 Authority and Capacity. The execution, delivery and performance by the Purchaser of this Agreement has been and will remain duly and validly authorized by all necessary corporate action. This Agreement constitutes and will continue to constitute a legal, valid and enforceable obligation of the Purchaser.

     Section 9.02 Assistance. To the extent possible, the Purchaser shall cooperate with and assist the Seller as requested by the Seller, in carrying out Seller's covenants, agreements duties and responsibilities under the Purchase Agreement and in connection therewith shall execute and deliver all such papers, documents and instruments as may be necessary and appropriate in furtherance thereof.

                                    ARTICLE X

                    REPRESENTATIONS AND WARRANTIES OF SELLER

          The Seller warrants and represents to, and covenants and agrees with, the Purchaser as follows:

     Section 10.01 Due Organization and Authority. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Seller, and in any event the Seller is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan in accordance with the terms of this Agreement; the Seller has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments or transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Seller; and all requisite corporate action has been taken by the Seller to make this Agreement valid and binding upon the Seller in accordance with its terms;

     Section 10.02 Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller;

     Section 10.03 No Conflicts. Neither the execution and delivery of this Agreement, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Seller's charter or by-laws or any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

     Section 10.04 Ability to Service. The Seller is an approved seller/servicer of residential mortgage loans for Fannie Mae and Freddie Mac, an approved Ginnie Mae Issuer/Servicer, an FHA Approved Mortgagee and a VA Approved Lender, with the facilities, procedures, and experienced personnel necessary for the servicing, in accordance with Accepted Servicing Practices, or mortgage loans of the same type as the Mortgage Loans. No event has occurred, including but not limited to a change in insurance coverage, which would make the Seller unable to comply with Fannie Mae, Freddie Mac, Ginnie Mae, FHA and VA eligibility requirements or which would require notification to any of Fannie Mae, Freddie Mac, Ginnie Mae, FHA and VA;

     Section 10.05 Ability to Perform. The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

     Section 10.06 No Litigation Pending. There is no action, suit, proceeding or investigation pending or threatened against the Seller which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Seller, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement;

     Section 10.07 No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the Servicing of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the related Closing Date;

     Section 10.08 No Untrue Information. Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading.

                                   ARTICLE XI

                                     DEFAULT

     Section 11.01 Events of Default. The following shall constitute an Event of Default under this Agreement on the part of the Seller:

          (a) any failure by the Seller to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of two (2) days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser; or

          (b) the failure by the Seller duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Seller set forth in this Agreement which continues unremedied for a period of ten (10) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser; or

          (c) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Seller and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

          (d) the Seller shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Seller or of or relating to all or substantially all of its property; or

          (e) the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

          (f) the Seller ceases to meet the qualifications of a Fannie Mae servicer, an FHA Approved Mortgagee or a VA Approved Lender; or

          (g) the Seller attempts to assign its right to servicing compensation hereunder or the Seller attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof.

          In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, the Purchaser, by notice in writing to the Seller, may terminate all the rights and obligations of the Seller under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

          Upon receipt by the Seller of such written notice, all authority and power of the Seller under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 6.01.

     Section 11.02 Waiver of Defaults. By a written notice, the Purchaser may waive any default by the Seller in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

     Section 12.01 Notices. All notices, requests, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given upon the delivery or mailing thereof, as the case may be, sent by registered or certified mail, return receipt requested:

          (a)  If to Purchaser to:

               Lehman Capital, A Division of Lehman Brothers Holdings Inc. 745 Seventh Avenue
               5th Floor
               New York, New York 10019
               Attention: Contract Finance

          (b)  If to Seller to:

               SunTrust Mortgage, Inc.
               1001 Semmes Avenue
               Mail Code: CS-RVW-3122
               Richmond, Virginia 23224
               Attention: Annette Holman-Foreman, Vice President -- Loan Servicing Administration

     Section 12.02 Waivers. Either the Seller or Purchaser may upon consent of all parties, by written notice to the others:

          (a) Waive compliance with any of the terms, conditions or covenants required to be complied with by the others hereunder; and

          (b) Waive or modify performance of any of the obligations of the others hereunder.

          The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other subsequent breach.

     Section 12.03 Entire Agreement; Amendment. This Agreement and the Purchase Agreement constitute the entire agreement between the parties with respect to servicing of the Mortgages during the Interim Period. This Agreement may be amended and any provision hereof waived, but, only in writing signed by the party against whom such enforcement is sought.

     Section 12.04 Execution; Binding Effect. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.03, this Agreement shall inure to the benefit of and be binding upon the Seller and the Purchaser and their respective successors and assigns.

     Section 12.05 Headings. Headings of the Articles and Sections in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

     Section 12.06 Applicable Law. This Agreement shall be construed in accordance with the laws of the State of New York.

     Section 12.07 Relationship of Parties. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties. The duties and responsibilities of the Seller shall be rendered by them as independent contractors and not as an agent of Purchaser. The Seller shall have full control of all of its acts, doings, proceedings, relating to or requisite in connection with the discharge of its duties and responsibilities under this Agreement.

     Section 12.08 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 12.09 Recordation of Assignments of Mortgage. To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Seller's expense in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option.

     Section 12.10 Appointment of Master Servicer.

          The Purchaser may, in its sole discretion from time to time, engage a master servicer (the "Master Servicer") to assist the Purchaser in the supervision of the performance by the Company of its obligations and responsibilities arising under this Agreement. In the event that the Purchaser so appoints a Master Servicer, the Purchaser shall provide written notice thereof to the Company. From the date of such notice until such time as the Company receives written notice from the Purchaser that it has terminated or replaced such Master Servicer, the Company shall deliver all notices, reports and remittances that the Company is obligated to deliver to the Purchaser under this Agreement directly to the Master Servicer named in such notice (or to any successor master servicer named in any subsequent written notice received from the Purchaser). The Master Servicer, acting on behalf of the Purchaser, shall have the benefit of the covenants and agreements of the Company under this Agreement and the Master Servicer, acting on behalf of the Purchaser, shall have the same rights as the Purchaser to enforce the obligations of the Company arising under this Agreement. The Master Servicer shall be entitled to terminate the rights and obligations of the Company under this Agreement upon the occurrence of an Event of Default as provided in this Agreement. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Purchaser under this Agreement; and in connection with the performance of the Master Servicer's duties hereunder the Company agrees that the Master Servicer shall be entitled to all of the rights, protections, indemnities and limitations of liability afforded to the Purchaser under this Agreement. The Purchaser hereby appoints Aurora Loan Services Inc. as its initial Master Servicer hereunder.

          IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date and year first above written.

                                        LEHMAN CAPITAL, A DIVISION OF
                                        LEHMAN BROTHERS HOLDINGS INC.
                                        (the Purchaser)


                                        By:
                                            ------------------------------------
                                            Name: Jack E. Desens
                                            Title: Authorized Signatory


                                        SUNTRUST MORTGAGE, INC.
                                        (the Seller)


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                    EXHIBIT 1

                     FORM OF CUSTODIAL ACCOUNT CERTIFICATION

                                                                _______ __, 200_

          _____________________________________________ hereby certifies that it has established the account described below as a Custodial Account pursuant to
Section 2.04 of the Flow Interim Servicing Agreement, dated as of May 18, 2006, Fixed and Adjustable Rate Mortgage Loans, Group 2006-FLOW.

          Title of Account: "SunTrust Mortgage, Inc. in trust for the registered Purchaser, Group ________."

Account Number: ________________________

Address of office or branch
of the Seller at
which Account is maintained:
                             ----------------------------------

                                        SUNTRUST MORTGAGE, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                       1-1

                                    EXHIBIT 2

                   FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT

                                                              _______ __, 200[_]

To: ____________________________________

    ____________________________________

    ____________________________________

    ____________________________________
     (the "Depository")

          As Seller under the Flow Interim Servicing Agreement, dated as of May 18, 2006, Fixed and Adjustable Rate Mortgage Loans, Group 2006-FLOW (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 2.04 of the Agreement, to be designated as "SunTrust Mortgage, Inc., in trust for the Fixed and Adjustable Rate Mortgage Loans - Group 2006-FLOW." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                        SUNTRUST MORTGAGE, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                            Date:


                                       2-1

          The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").


                                        ----------------------------------------
                                        Depository


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                            Date:


                                       2-2

                                    EXHIBIT 3

                      FORM OF ESCROW ACCOUNT CERTIFICATION

                                                           _________ ___, 200[_]

          __________________________________ hereby certifies that it has established the account described below as an Escrow Account pursuant to Section
2.06 of the Flow Interim Servicing Agreement, dated as of May 18, 2006, Fixed and Adjustable Rate Mortgage Loans, Group 2006-FLOW.

          Title of Account: "SunTrust Mortgage, Inc. in trust for the Purchaser of the Fixed and Adjustable Rate Mortgage Loans, Group 2006-FLOW, and various Mortgagors."

Account Number: ________________________

Address of office or branch
of the Seller at
which Account is maintained: ________________________

                                        SUNTRUST MORTGAGE, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                            Date:


                                       3-1

                                    EXHIBIT 5

                     FORM OF ESCROW ACCOUNT LETTER AGREEMENT

                                                              _______ __, 200[_]

To: ____________________________________

    ____________________________________

    ____________________________________

    ____________________________________
    (the "Depository")

          As Seller under the Flow Interim Servicing Agreement, dated as of May 18, 2006, Fixed and Adjustable Rate Mortgage Loans, Group 2006-FLOW (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 2.06 of the Agreement, to be designated as "SunTrust Mortgage, Inc., in trust for the Purchasers of Fixed and Adjustable Rate Mortgage Loans - Group 2006-FLOW." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                        SUNTRUST MORTGAGE, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                            Date:


                                       4-1

          The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").


                                        ----------------------------------------
                                        Depository


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                            Date:


                                       4-2

                   EXHIBIT 5 FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME    DESCRIPTION                                                FORMAT
----------    -----------                                                ------
INVNUM        INVESTOR LOAN NUMBER                                       Number no decimals
SERVNUM       SERVICER LOAN NUMBER, REQUIRED                             Number no decimals
BEGSCHEDBAL   BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                Number two decimals
              BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
              REQUIRED
SCHEDPRIN     SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED         Number two decimals
              ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
              REQUIRED, .00 IF NO COLLECTIONS
CURT1         CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                Number two decimals
CURT1DATE     CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                DD-MMM-YY
CURT1ADJ      CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE            Number two decimals
CURT2         CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                Number two decimals
CURT2DATE     CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                DD-MMM-YY
CURT2ADJ      CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE            Number two decimals
LIQPRIN       PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE       Number two decimals
OTHPRIN       OTHER PRINCIPAL, .00 IF NOT APPLICABLE                     Number two decimals
PRINREMIT     TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE   Number two decimals
INTREMIT      NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,               Number two decimals
              .00 IF NOT APPLICABLE
TOTREMIT      TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE             Number two decimals
ENDSCHEDBAL   ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED           Number two decimals
              ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
              .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL     ENDING TRIAL BALANCE                                       Number two decimals
              .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE    ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT          DD-MMM-YY
ACTCODE       60 IF PAIDOFF, BLANK IF NOT APPLICABLE                     Number no decimals
ACTDATE       ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                DD-MMM-YY
INTRATE       INTEREST RATE, REQUIRED                                    Number seven decimals
                                                                         Example .0700000 for 7.00%
SFRATE        SERVICE FEE RATE, REQUIRED                                 Number seven decimals
                                                                         Example .0025000 for .25%
PTRATE        PASS THRU RATE, REQUIRED                                   Number seven decimals
                                                                         Example .0675000 for 6.75%
PIPMT         P&I CONSTANT, REQUIRED                                     Number two decimals
              .00 IF PAIDOFF


                                       5-1

                                    EXHIBIT 6

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

FIELD NAME                                          DESCRIPTION
----------                                          -----------
% of MI Coverage                                    % of MI Coverage
Actual MI Claim Filed Date                          The date the Claim to the MI Company was filed
Actual Bankruptcy Start Date (filing date)          Actual Bankruptcy Start Date (filing date)
Actual Claim Amount Filed                           The amount claimed to the MI company on the MI claim
Actual Discharge Date                               Date Bankruptcy was Discharged
Actual Due Date                                     Next Payment Due Date
Actual Eviction Complete Date                       Actual Eviction Complete Date
Actual Eviction Start Date                          Actual Eviction Start Date
Actual First Legal Date                             Actual First Legal Date
Actual Notice of Intent Date (breach letter date)   Actual Notice of Intent Date (breach letter date)
Actual Payment Plan End Date                        The date the Last Pre-petition payment is due from
                                                    the Trustee in a chapter 13 BK
Actual Payment Plan Start Date                      The date the First Pre-petition payment is due from
                                                    the Trustee in a chapter 13 BK
Actual Redemption End Date                          Actual Redemption End Date
Actual REO Start Date                               The date the account was received by the REO Department
Appraisal, BPO Costs                                Total expenses incurred for the purpose of BPO's or Appraisals.
Bankruptcy Chapter                                  Bankruptcy Chapter 7,11,13
BK Atty Fees & Costs                                BK Atty Fees & Costs
BK Flag (Man Code)                                  A code that identifies the account as an active Bankruptcy.
Bnk Case # (7 digit only)                           Bnk Case # (7 digit only)
City                                                City
Claim Amount Paid                                   MI Claim Amount
Claim Funds Received Date                           The date the MI Claim funds were received from the MI Company
Confirmation Hearing Date                           Confirmation Hearing Date
Current Interest Rate                               Current Interest Rate
Current Loan Amount                                 Unpaid Principal Balance
Current P&I Payment Amount                          Current P&I Payment Amount
Date Bid Instructions Sent                          Date Bid Instructions Sent to Attorney
Date F/C Sale Scheduled                             The date the Foreclosure sale is scheduled to occur.
Date Filed Relief/Dismissal                         The date the motion for Relief or Dismissal was filed with the BK Court
Date Loan Reinstated                                Date Loan Reinstated
Date POC Filed                                      Date proof of claim filed
Date Relief/Dismissal Granted                       The date the BK court granted the motion for Relief or Dismissal
Date REO Offer Accepted                             Date REO Offer Accepted
Date REO Offer Received                             Date REO Offer Received


                                       6-1

Deal Identifier by Loan                             Security Name/Cross reference Investor ID (Servicer to Cross reference)
Delinquency Status (Man Code)                       30, 60, 90, BK, FC, REO, Claims or a code that can be decoded to determine the current status of the account.
Loss Mit Denial Date                                Loss Mit Denial Date
Eviction Atty Fees & Costs                          Eviction Atty Fees & Costs
F/B 1st Due (if applicable)                         F/B 1st Due (if applicable)
F/B Last Due (if applicable)                        F/B Last Due (if applicable)
FC Atty Fees & Costs                                FC Atty Fees & Costs
FC Flag                                             A code that identifies the account as an active Foreclosure.
FC Start Date (referral date)                       FC Start Date (referral date)
FC Suspended Date                                   FC Suspended Date
FC Valuation Amount                                 The value of the property as determined for the purpose of foreclosure.
FC Valuation Date                                   The date the property value was determined for the purpose of foreclosure.
FC Valuation Source                                 The type of valuation that was used to determine the Fc Valuation amount.
FHA 27011A Transmitted Date                         FHA 27011A Transmitted Date
FHA 27011B Transmitted Date                         FHA 27011B Transmitted Date
FHA Case #                                          FHA Case #
FHA Part A Funds Received Date                      FHA Part A Funds Received Date
First Payment Date                                  First Payment Date
Foreclosure Actual Sale Date                        Date F/C Sale Held
VA Guarantee %                                      VA Guarantee %
Interest Advances                                   Interest Advances
Investor Loan Number                                Investor Loan Number
INVESTOR/SECURITY BILLING SENT DATE                 Date claim submitted to investor
Liquidation Status                                  Type of PIF, S/S, 3rd Party etc.
VA Loan Guarantee Certificate Number                VA Loan Guarantee Certificate Number
Loan Number                                         Servicer Loan Number
Loan Term                                           Loan Term
Loan Type                                           Loan Type
Loss Mit Approval Date                              Loss Mit Approval Date
Loss Mit Flag (Man Code)                            A code that identifies the account as an active Loss Mit account.
Loss Mit Removal Date                               The date the Loss Mit Department determined that Loss Mit Options were no longer a viable option.
Loss Mit Start Date                                 Loss Mit Set-up Date
Loss Mit Type                                       S/S, Forbearance, Repay, Mod, etc.
Loss Mit Workstation Status                         Completed, Removed, Active
MI Certificate Number                               MI Certificate Number
MI Cost                                             Price percentage, lender paid only
MI Coverage Y/N                                     MI Coverage Y/N
Monthly MIP Cost                                    The monthly fee paid to HUD to maintain coverage on the account.
Next Payment Adjustment Date                        Next Payment Adjustment Date
Next Rate Adjustment Date                           Next Rate Adjustment Date


                                       6-2

Occupancy Status                                    Occupancy Status
Occupancy Status Date                               The date the occupancy status reported was determined.
Original Loan Amount                                Original Loan Amount
Original Value Amount                               The value of the property as determined at the origination of the account.
Origination Date                                    The date the closing occurred to originate the loan.
ORIGINATION VALUE DATE                              The date the original Value Amount was determined.
ORIGINATION VALUE SOURCE                            The type of valuation that was used to determine the Original Value amount.
Other Advance Expenses                              Total Advances minus all other/detail and total
Ownership Code
Paid in Full Date                                   Date loan liquidated from system UPB removed
Paid Off Code
Part B Funds Received Date                          FHA/VA Only
Partial Prepayment Amount Collected
Post Petition Due Date
Prepayment Expiration Date                          Term
Prepayment Flag
Prepayment Premium Collected
Prepayment Waived
Product Type
Property Condition
PROPERTY PRESERVATION FEES
Property Type
Realized Gain or Loss
Reason for Default
Reason Suspended
Relief/Dismissal Hearing Date
REO  Repaired Value
REO  Value(As-is)
REO Actual Closing Date
REO Flag (Man Code)
REO List Date
REO List Price
REO Net Sales proceeds
REO Sales Price
REO Scheduled Close Date
REO Value Date
REO VALUE SOURCE
Repay First Due Date
Repay Last Due Date
Repay Next Due Date
Repay Plan Broken Date
Repay Plan Created Date
SBO LOAN NUMBER
Scheduled Balance
Scheduled Due Date
Servicing Fee
State


                                       6-3

Street Address
T&I Advances
Title Approval Letter Received Date
Title Package to HUD Date
Title Package to VA Date
VA Claim Funds Received Date
VA Claim Submitted Date
VA FIRST FUNDS RECEIVED AMOUNT
VA FIRST FUNDS RECEIVED DATE
VA NOE Submitted Date
ZIP CODE
FNMA ACTION CODE
FNMA DELINQUENCY REASON CODE


                                       6-4

                                    EXHIBIT 7

                        REGULATION AB COMPLIANCE ADDENDUM

1.   DEFINITIONS

Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement.

     Depositor: With respect to any Securitization Transaction, the Person identified in writing to the Seller by the Owner as depositor for such Securitization Transaction.

     Reconstitution: Any Securitization Transaction or Whole Loan Transfer.

     Reconstitution Agreement: An agreement or agreements entered into by the Seller and the Owner and/or certain third parties in connection with a Reconstitution with respect to any or all of the Mortgage Loans serviced under the Agreement.

     Seller Information: As defined in Section 2(g)(i)(A)(1).

     Servicer: As defined in Section 2(c)(iii).

     Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Seller or a Subservicer.

     Subservicer: Any Person that services Mortgage Loans on behalf of the Seller or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Seller under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

     Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

2.   REGULATION AB COMPLIANCE PROVISIONS

(a)  Intent of the Parties; Reasonableness.

     The Owner and the Seller acknowledge and agree that the purpose of Article 2 of this Agreement is to facilitate compliance by the Owner and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Seller acknowledges that investors in privately offered securities may require


                                       7-1
that the Owner or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

     Neither the Owner nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Seller acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with reasonable requests made by the Owner or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Seller shall cooperate fully with the Owner to deliver to the Owner (including any of its assignees or designees) and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Owner or any Depositor to permit the Owner or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Seller, any Subservicer and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Owner or any Depositor to be necessary in order to effect such compliance.

     The Owner (including any of its assignees or designees) shall cooperate with the Seller by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Owner's reasonable judgment, to comply with Regulation AB. In addition, any notice or request that must be "in writing" or "written" may be made in mutually acceptable electronic format.

(b)  Additional Representations and Warranties of the Seller.

     (i) The Seller shall be deemed to represent to the Owner and to any Depositor, as of the date on which information is first provided to the Owner or any Depositor under Section 2(c) that, except as disclosed in writing to the Owner or such Depositor prior to such date: (i) the Seller is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Seller; (ii) the Seller has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger;
(iii) no material noncompliance with the applicable Servicing Criteria with respect to other securitizations of residential mortgage loans involving the Seller as servicer has been disclosed or reported by the Seller; (iv) no material changes to the Seller's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Seller's financial condition that could have a material adverse effect on the performance by the Seller of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings


                                       7-2
pending (or known to be contemplated) against the Seller or any Subservicer; and
(vii) there are no affiliations, relationships or transactions relating to the Seller or any Subservicer with respect to any Securitization Transaction and any party thereto identified in writing to the Seller by the related Depositor of a type described in Item 1119 of Regulation AB.

     (ii) If so requested by the Owner or any Depositor on any date following the date on which information is first provided to the Owner or any Depositor under Section 2(c), the Seller shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (i) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

(c)  Information to Be Provided by the Seller.

     In connection with any Securitization Transaction the Seller shall use its best reasonable efforts to (1) within five Business Days, but in no event later than ten Business Days, following written request by the Owner or any Depositor, provide to the Owner and such Depositor (or, as applicable, cause each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, the information and materials specified in paragraphs (i), (ii), (iii) and (vi) of this Section 2(c), and (2) as promptly as practicable following notice to or discovery by the Seller, provide to the Owner and any Depositor (in writing and in form and substance reasonably satisfactory to the Owner and such Depositor) the information specified in paragraph (iv) of this Section.

     (i) If so requested by the Owner or any Depositor, the Seller shall provide such information regarding the Seller or, as applicable, each Subservicer, as is reasonably requested for the purpose of compliance with Items 1103(a)(1), 1117 and 1119 of Regulation AB. Such information shall include as applicable, at a minimum:

          (A) [Reserved].

          (B) [Reserved].

          (C) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Seller and each Subservicer; and

          (D) a description of any affiliation or relationship between the Seller, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Seller by the Owner or any Depositor in writing in advance of such Securitization
     Transaction:

               (1)  the sponsor;

               (2)  the depositor;

               (3)  the issuing entity;

               (4)  any servicer;

               (5)  any trustee;


                                       7-3

               (6)  any originator;

               (7)  any significant obligor;

               (8)  any enhancement or support provider; and

               (9)  any other material transaction party.

     (ii) [Reserved].

     (iii) If so requested by the Owner or any Depositor, the Seller shall provide such information regarding the Seller, as servicer of the Mortgage Loans, and each Subservicer (each of the Seller and each Subservicer, for purposes of this paragraph, a "Servicer"), as is reasonably requested for the purpose of compliance with Item 1108 of Regulation AB. Such information shall include as applicable, at a minimum:

          (A) the Servicer's form of organization;

          (B) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Owner or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

               (1) whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

               (2) the extent of outsourcing the Servicer utilizes;

               (3) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a servicer during the three-year period immediately preceding the related Securitization Transaction;

               (4) whether the Servicer has been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

               (5) such other information as the Owner or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

          (C) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or


                                       7-4
     procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

          (D) information regarding the Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Seller of its servicing obligations under this Agreement or any Reconstitution Agreement;

          (E) information regarding advances made by the Servicer on the Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

          (F) a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

          (G) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts; and

          (H) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience.

     (iv) If so requested by the Owner or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Seller shall (or shall cause each Subservicer to) (a) notify the Owner and any Depositor in writing of (1) any material litigation or governmental proceedings pending against the Seller or any Subservicer and (2) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Seller or any Subservicer and any of the parties specified in clause (D) of paragraph (i) of this Section 2(c) (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, and (b) provide to the Owner and any Depositor a description of such proceedings, affiliations or relationships.

     (v) As a condition to the succession to the Seller or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Seller or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Seller or any Subservicer, the Seller shall provide to the Owner and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment,


                                       7-5

(x) written notice to the Owner and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Owner and such Depositor, all information reasonably requested by the Owner or any Depositor in order to comply with its reporting obligation under
Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

     (vi) In addition to such information as the Seller, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Owner or any Depositor, the Seller shall provide such information regarding the performance or servicing of the Mortgage Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB. Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the servicer under this Agreement, commencing with the first such report due not less than ten Business Days following such request.

(d)  Servicer Compliance Statement.

     The Seller shall use its best reasonable efforts to deliver on or before March 1, but in no event later than March 15, of each calendar year commencing in 2007, the Seller shall deliver to the Owner and any Depositor a statement of compliance addressed to the Owner and such Depositor and signed by an authorized officer of the Seller, to the effect that (i) a review of the Seller's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Seller has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

(e)  Report on Assessment of Compliance and Attestation.

     (i) The Seller shall, using best reasonable efforts on or before March 1, but in no event later than March 15, of each calendar year, commencing in 2007:

          (A) deliver to the Owner and any Depositor a report regarding the Seller's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Owner and such Depositor and signed by an authorized officer of the Seller, and shall address each of the Servicing Criteria specified on Exhibit B to this Regulation AB Compliance Addendum;

          (B) deliver to the Owner and any Depositor a report of a registered public accounting firm that attests to, and reports on, the assessment of compliance made by the Seller and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;


                                       7-6

          (C) cause each Subservicer and each Subcontractor determined by the Seller pursuant to Section 2(f)(ii) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB (each, a "Participating Entity"), to deliver to the Owner and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (i) and (ii) of this Section 2(e); and

          (D) if requested by the Owner or any Depositor not later than February 1 of the calendar year in which such certification is to be delivered, deliver to the Owner, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification in the form attached as Exhibit A to this Regulation AB Compliance Addendum.

The Seller acknowledges that the parties identified in clause (i)(D) above may rely on the certification provided by the Seller pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Owner nor any Depositor will request delivery of a certification under clause (i)(D) above unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

     (ii) Each assessment of compliance provided by a Subservicer pursuant to
Section 2(e)(i)(A) shall address each of the Servicing Criteria specified on Exhibit B to this Regulation AB Compliance Addendum or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to
Section 2(e)(i)(C) need not address any elements of the Servicing Criteria other than those specified by the Seller pursuant to Section 2(f).

(f)  Use of Subservicers and Subcontractors.

     The Seller shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Seller as servicer under this Agreement or any Reconstitution Agreement unless the Seller complies with the provisions of paragraph (i) of this Section. The Seller shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Seller as servicer under this Agreement or any Reconstitution Agreement unless the Seller complies with the provisions of paragraph (ii) of this Section.

     (i) It shall not be necessary for the Seller to seek the consent of the Owner or any Depositor to the utilization of any Subservicer. The Seller shall cause any Subservicer used by the Seller (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of this Section and with Sections 2(b), 2(c)(iii), 2(c)(v), 2(d), 2(e) and 2(g) of this Agreement to the same extent as if such Subservicer were the Seller, and to provide the information required with respect to such Subservicer under Section 2(c)(iv) of this Agreement. The Seller shall be responsible for obtaining from each Subservicer and delivering to the Owner


                                       7-7
and any Depositor any servicer compliance statement required to be delivered by such Subservicer under Section 2(d), any assessment of compliance and attestation required to be delivered by such Subservicer under Section 2(e) and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Section 2(e) as and when required to be delivered.

     (ii) It shall not be necessary for the Seller to seek the consent of the Owner or any Depositor to the utilization of any Subcontractor. The Seller shall promptly upon request provide to the Owner and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description (in form and substance satisfactory to the Owner and such Depositor) of the role and function of each Subcontractor utilized by the Seller or any Subservicer, specifying (A) the identity of each such Subcontractor, (B) which (if any) of such Subcontractors are Participating Entities, and (C) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (B) of this paragraph.

     As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Seller shall cause any such Subcontractor used by the Seller (or by any Subservicer) for the benefit of the Owner and any Depositor to comply with the provisions of Sections 2(e) and 2(g) of this Agreement to the same extent as if such Subcontractor were the Seller. The Seller shall be responsible for obtaining from each Subcontractor and delivering to the Owner and any Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor under Section 2(e), in each case as and when required to be delivered.

(g)  Indemnification; Remedies.

     (i) The Seller shall indemnify the Owner, each affiliate of the Owner, and each of the following parties participating in a Securitization Transaction: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

          (A)(1) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided in written or electronic form under this Regulation AB Compliance Addendum by or on behalf of the Seller, or provided under this Regulation AB Compliance Addendum by or on behalf of any Subservicer or Subcontractor (collectively, the "Seller Information"), or (2) the omission or alleged omission to state in the Seller Information a


                                       7-8
     material fact required to be stated in the Seller Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (2) of this paragraph shall be construed solely by reference to the Seller Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Seller Information or any portion thereof is presented together with or separately from such other information;

          (B) any failure by the Seller, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this Regulation AB Compliance Addendum, including any failure by the Seller to identify pursuant to
     Section 2(f)(ii) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

          (C) any breach by the Seller of a representation or warranty set forth in Section 2(b)(i) or in a writing furnished pursuant to Section 2(b)(ii) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Section 2(b)(ii) to the extent made as of a date subsequent to such closing date.

     In the case of any failure of performance described in clause (i)(B) of this Section, the Seller shall promptly reimburse the Owner, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Seller, any Subservicer or any Subcontractor.

     (ii) (A) Any failure by the Seller, any Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this Regulation AB Compliance Addendum, or any breach by the Seller of a representation or warranty set forth in Section 2(b)(i) or in a writing furnished pursuant to Section 2(b)(ii) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Section 2(b)(ii) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (B) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Seller under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Seller; provided that to the extent that any provision of this


                                       7-9

     Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect.

          (B) Any failure by the Seller, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Section 2(d) or 2(e), including (except as provided below) any failure by the Seller to identify pursuant to Section 2(f)(ii) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, immediately and automatically, with notice but no grace period, shall constitute an Event of Default with respect to the Seller under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Owner or Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (except with respect to accrued fees and reimbursable expenses not otherwise subject to set-off or counterclaim) (notwithstanding anything in this Agreement to the contrary) of any compensation to the Seller; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect.

          Neither the Owner nor any Depositor shall be entitled to terminate the rights and obligations of the Seller pursuant to this subparagraph (ii)(B) if a failure of the Seller to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

          (C) The Seller shall promptly reimburse the Owner (or any designee of the Owner, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Owner (or such designee) or such Depositor as such are incurred, in connection with the termination of the Seller as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Owner or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

     (iii) The Owner shall indemnify the Seller, each affiliate of the Seller, each Person who controls any of such parties or the Seller (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange
     Act) and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Seller, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:


                                      7-10

          (A) any untrue statement of a material fact contained or alleged to be contained in any offering materials related to a Securitization Transaction, including without limitation the registration statement, prospectus and prospectus supplement, and any amendments or supplements to the foregoing (collectively, the "Securitization Materials"), or

          (B) the omission or alleged omission to state in the Securitization Materials a material fact required to be stated in the Securitization Materials or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is other than a statement or omission arising out of, resulting from, or based upon the Seller Information.

     (iv) If an action is brought against any party hereto, the Owner shall maintain control and direction of legal counsel and shall not be liable for any legal or other expenses subsequently incurred by the Seller in connection with the defense thereof unless (i) the Owner has agreed in writing to the continuing participation of counsel not in its control and direction or (ii) representation of the named parties to any such proceeding (including any impleaded parties) by the same counsel would, in the opinion of such counsel, be inappropriate due to the actual or potential differing interests between them, but only to the extent reasonably necessary to protect such differing interests.

3.   MISCELLANEOUS

          (i) The Seller acknowledges that a Subservicer or Subcontractor that performs services with respect to mortgage loans involved in a Securitization Transaction in addition to the Mortgage Loans may be determined by a Depositor to be a Participating Entity on the basis of the aggregate balance of such mortgage loans, without regard to whether such Subservicer or Subcontractor would be a Participating Entity with respect to the Mortgage Loans viewed in isolation. The Seller shall (A) respond as promptly as practicable to any good faith request by the Owner or any Depositor for information regarding each Subservicer and each Subcontractor and (B) cause each Subservicer and each Subcontractor with respect to which the Owner or any Depositor requests delivery of an assessment of compliance and accountants' attestation to deliver such within the time required under
     Section 2(e).

          (ii) Notwithstanding any other provision of this Regulation AB Compliance Addendum, (i) the Seller shall seek the consent of the Owner for the utilization of all third party service providers, including Subservicers and Subcontractors, when required by and in accordance with the terms of the Agreement and (ii) references to the Owner shall be deemed to include any assignees or designees of the Owner, such as any Depositor, a master servicer or a trustee.


                                      7-11

                                    EXHIBIT A

                          FORM OF ANNUAL CERTIFICATION

Re: The [_______________] agreement dated as of [__________], 200[_] (the
    "Agreement"), among [IDENTIFY PARTIES]

     I, ________________________________, the _______________________ of
SunTrust Mortgage Inc., certify to [the Owner], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

          (1) I have reviewed the servicer compliance statement of the Seller provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Seller's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and
     Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Seller during 200[ ] that were delivered by the Seller to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Seller Servicing Information");

          (2) Based on my knowledge, the Seller Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Seller Servicing Information;

          (3) Based on my knowledge, all of the Seller Servicing Information required to be provided by the Seller under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

          (4) I am responsible for reviewing the activities performed by the Seller as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Seller has fulfilled its obligations in all material respects under the Agreement; and

          (5) The Compliance Statement required to be delivered by the Seller pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Seller and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the


                                      7-A-1

     [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

                                        Date:
                                              ----------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:


                                      7-A-2

                                    EXHIBIT B

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

     The assessment of compliance to be delivered by [the Seller] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

                                                                                   APPLICABLE SERVICING
                               SERVICING CRITERIA                                        CRITERIA
-------------------------------------------------------------------------------------------------------
    REFERENCE                                 CRITERIA
-------------------------------------------------------------------------------------------------------
                                  GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are instituted to monitor any                     X
                   performance or other triggers and events of default in
                   accordance with the transaction agreements.

1122(d)(1)(ii)     If any material servicing activities are outsourced to third              X
                   parties, policies and procedures are instituted to monitor the third party's performance and compliance with such
                   servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect              X
                   on the party participating in the servicing function
                   throughout the reporting period in the amount of coverage
                   required by and otherwise in accordance with the terms of the transaction agreements.

                                 CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on mortgage loans are deposited into the appropriate             X
                   custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor              X
                   or to an investor are made only by authorized personnel.

1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash               X
                   flows or distributions, and any interest or other fees
                   charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction, such as cash                    X
                   reserve accounts or accounts established as a form of
                   overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
                   transaction agreements.

1122(d)(2)(v)      Each custodial account is maintained at a federally insured               X
                   depository institution as set forth in the transaction
                   agreements. For purposes of this criterion, "federally
                   insured depository institution" with respect to a foreign
                   financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                   Securities Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized             X
                   access.

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all                   X
                   asset-backed securities related bank accounts, including
                   custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                   agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                   identification, or such other number of days specified in the transaction agreements.


                                      7-B-1

                                                                                   APPLICABLE SERVICING
                               SERVICING CRITERIA                                        CRITERIA
-------------------------------------------------------------------------------------------------------
    REFERENCE                                 CRITERIA
-------------------------------------------------------------------------------------------------------
                                 INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those to be filed with the                X
                   Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                   Specifically, such reports (A) are prepared in accordance
                   with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C)
                   are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in                    X
                   accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted within two                   X
                   business days to the Servicer's investor records, or such
                   other number of days specified in the transaction agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree              X
                   with cancelled checks, or other form of payment, or custodial bank statements.

                                     POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on mortgage loans is maintained as                 X
                   required by the transaction agreements or related mortgage loan documents.

1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as                    X
                   required by the transaction agreements

1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool                X
                   are made, reviewed and approved in accordance with any
                   conditions or requirements in the transaction agreements.

1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made in                X
                   accordance with the related mortgage loan documents are
                   posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in
                   accordance with the related mortgage loan documents.

1122(d)(4)(v)      The Servicer's records regarding the mortgage loans agree                 X
                   with the Servicer's records with respect to an obligor's
                   unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's               X
                   mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                   accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans,             X
                   modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
                   requirements established by the transaction agreements.

1122(d)(4)(viii)   Records documenting collection efforts are maintained during              X
                   the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for
                   example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

1122(d)(4)(ix)     Adjustments to interest rates or rates of return for mortgage             X
                   loans with variable rates are computed based on the related mortgage loan documents.


                                      7-B-2

                                                                                   APPLICABLE SERVICING
                               SERVICING CRITERIA                                        CRITERIA
-------------------------------------------------------------------------------------------------------
    REFERENCE                                 CRITERIA
-------------------------------------------------------------------------------------------------------
1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as                 X
                   escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the
                   transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable
                   mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or                     X
                   insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has
                   been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in connection with any payment to              X
                   be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within              X
                   two business days to the obligor's records maintained by the servicer, or such other number of days specified in the
                   transaction agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are                 X
                   recognized and recorded in accordance with the transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other support, identified in Item
                   1114(a)(1) through (3) or Item 1115 of Regulation AB, is
                   maintained as set forth in the transaction agreements.


                                      7-B-3

                                    EXHIBIT 8

                               SERVICING CRITERIA

                       Please see Exhibit B to Exhibit 7.


                                       8-1